                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 8, 1998



                            MORROW SNOWBOARDS, INC.
             (Exact name of registrant as specified in its charter)


            OREGON                     0-27002              93-1011046
  (State or other jurisdiction of    (Commission           (IRS Employer
  incorporation or organization)     File Number)      Identification Number)

                            2600 PRINGLE ROAD, S.E.
                                SALEM, OR 97302
                    (Address of principal executive offices)


                                 (503) 375-9300
               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS

                        CHANGES IN OFFICERS, BOARD CHAIR

     Effective May 18, 1998, Morrow Snowboards, Inc. (the "Company") appointed
P. Blair Mullin as the Company's President, in addition to being the Company's Chief Financial Officer, and Victor G. Petroff, a Company director, as Chairman of the Company's Board of Directors. They replace David E. Calapp who has resigned from his roles as Chairman and Chief Executive Officer of the Company effective that date. The Company is not seeking a new CEO at the present time and, under the Company's bylaws, the President acts as the CEO if such position is vacant.

     Mullin became Chief Financial Officer of the Company in November 1997, when the Company acquired Westbeach Snowboard Canada, where he had been President and Chief Executive Officer. Prior to joining Westbeach in 1995, Mullin worked as a private business consultant and also served as Chief Financial Officer of Bradbury International Equities in Vancouver, B.C., Canada.

                          CHANGES IN COMPANY FORECAST

     The Company, based on a review of its preseason orders, sales to date and expected sales at its three Westbeach retail stores does not presently expect its hard goods sales for fiscal 1998 to exceed those in fiscal 1997. This is a revision of a statement in the CEO's letter in the Company's Annual Report to be distributed on or about May 25, 1998. Due to printing schedules, the Company was unable to change that report prior to mailing.

                              NEW CREDIT FACILITY

     On May 8, 1998, the Company and its affiliate company, Westbeach Snowboard U.S.A. Inc. ("Westbeach"; collectively, the Company and Westbeach shall be referred to as the "Borrowers"), entered into a revolving credit facility with Foothill Capital Corporation ("Foothill"), which credit facility replaces the Company's prior credit facility with LaSalle Business Credit, Inc., which has been fully repaid. The new credit facility is being provided pursuant to a Loan and Security Agreement among the Company and Westbeach, as Borrowers, and Foothill, as Lender, dated as of May 7, 1998 (the "Loan Agreement"). The following is a brief summary of the terms of the credit facility. This summary is qualified in its entirety by reference to the Loan Agreement attached as an exhibit to this Form 8-K.

     The Borrowers' line of credit under the revolving credit facility is up to $10,000,000, including an inventory subline of up to $3,500,000, a letter of credit subline of up to $5,000,000, a term loan of up to $2,000,000, and a one-time over advance subline of up to $1,000,000. The line of credit available under the revolving credit facility from time to time will be reduced by the amount then outstanding under the other credit facilities. The amount that may be borrowed is also limited to the value of certain eligible inventory, accounts receivable, and other assets.

     The credit facility bears interest at the variable rate of interest announced by Norwest Bank Minnesota, N.A. (8.5 percent at May 19, 1998), plus
0.50 percentage points, 1.00 percentage points, or 1.50 percentage points if the average daily balance of advances under the credit facility is less than $5,000,000, between $5,000,000 and $7,500,000, or $7,500,000 or more, respectively.

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     The Company is required to pay a monthly fee equal to .25% per annum on the average unused amount of the revolving credit facility. The credit facility was issued based on a loan fee of $200,000, payable in installments, monthly servicing fees of $4,000 per month, and a letter of credit fee equal to 1.50% per annum times the aggregate undrawn amount of all outstanding letters of credit. The one-time over advance subline is being used to fund peak seasonal needs in spring 1998 and will be repaid beginning May 31, 1998, with full repayment of that subline by August 31, 1998 and use of the revolving credit or other facilities thereafter. The Loan Agreement provides for payment of interest only for the first year of the term loan.

     The credit facility is available through May 6, 2002. At May 19, 1998, the outstanding principal balance under the facility was approximately $4,183,361 with $1,466,922 of undrawn letters of credit outstanding.

     The revolving facility is secured by substantially all of the Borrowers' assets, including the Company's real estate. The Loan Agreement contains various covenants that require the Company, among other things, to meet certain objectives with respect to net worth, an "EBITDA" test as defined in the Loan Agreement, and capital expenditures. At May 19, 1998, the Borrowers were in compliance with all of such covenants.

     Morrow Westbeach Snowboard ULC, a wholly-owned subsidiary of Morrow LLC, which itself is a wholly-owned subsidiary of the Company, has guaranteed all of the obligations of the Borrowers and has granted a security interest in its assets to secure the performance of the loan.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     Exhibit 99.1 Loan and Security Agreement dated as of May 7, 1998 among Morrow Snowboards, Inc. and Westbeach Snowboard U.S.A. Inc., as Borrowers, and Foothill Capital Corporation, as Lender

     Exhibit 99.2 Guarantee and Postponement of Claim by Morrow Westbeach Canada ULC in favor of Foothill Capital Corporation dated as of May 7, 1998.

     Exhibit 99.3 Intellectual Property and Security Agreement dated as of May 7, 1998 between Morrow Snowboards, Inc. and Foothill Capital Corporation.

     Exhibit 99.4 General Security Agreement dated as of May 7, 1998 between Morrow Westbeach Canada ULC and Foothill Capital Corporation.

     Exhibit 99.5 Security Agreement-Stock Pledge dated as of May 7, 1998 between Morrow Snowboards, Inc. and Foothill Capital Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant had duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salem, State of Oregon, on May 22, 1998.


                              MORROW SNOWBOARDS, INC.

                              By: /s/ P.Blair Mullin
                                 -------------------
                                 P. Blair Mullin
                                 President
                                 (Principal Executive Officer)


                              By: /s/ P. Blair Mullin
                                 --------------------
                                 P. Blair Mullin
                                 Chief Financial Officer
                                 (Principal Financial and Accounting Officer)

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                                 EXHIBIT INDEX




Exhibit No.    Document Description
----------     --------------------

  99.1 Loan and Security Agreement dated as of May 7, 1998 among Morrow Snowboards, Inc. and Westbeach Snowboard U.S.A. Inc., as Borrowers, and Foothill Capital Corporation, as Lender

  99.2 Guarantee and Postponement of Claim by Morrow Westbeach Canada ULC in favor of Foothill Capital Corporation dated as of May 7, 1998.

  99.3 Intellectual Property and Security Agreement dated as of May 7, 1998 between Morrow Snowboards, Inc. and Foothill Capital Corporation.

  99.4 General Security Agreement dated as of May 7, 1998 between Morrow Westbeach Canada ULC and Foothill Capital Corporation.

  99.5 Security Agreement-Stock Pledge dated as of May 7, 1998 between Morrow Snowboards, Inc. and Foothill Capital Corporation.

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